EXHIBIT 99

                            Global Structured Finance

                                   BAFC 2005-H

                                     Group 2

                                   746 records
                              Balance: 230,084,104

10/4/2005 10:20

------------------------------------------------------------------------------------------------------------------------

Selection Criteria: GROUP eq 2
Table of Contents

1. Credit Score

------------------------------------------------------------------------------------------------------------------------
1. Credit Score
------------------------------------------------------------------------------------------------------------------------
                                          Percent
                Number     Aggregate      of Loans      Average
                  of        Cut-Off      by Cut-Off    Original     W.A.      W.A.     Min.    W.A.    Max.      Min.
               Mortgage    Principal     Principal     Principal   Gross      Net      FICO    FICO    FICO    Original
Credit Score    Loans       Balance       Balance       Balance    Coupon    Coupon    Score   Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------
800 - 824            22     $6,572,141         2.86%    $298,996     5.42%     5.17%     800     805     816      42.50%
775 - 799            98     31,146,729        13.54      318,466    5.367     5.112      775     785     799      31.39
750 - 774           143     45,301,637        19.69      317,938    5.486     5.231      750     762     774       36.8
725 - 749           178     51,162,123        22.24      287,599    5.471     5.216      725     737     749      29.17
700 - 724           154     44,115,705        19.17      286,609    5.485      5.23      700     713     724      31.43
675 - 699           123     35,651,329        15.49      290,065    5.588     5.333      676     688     699      38.95
650 - 674            15      8,800,183         3.82      587,308    5.447     5.192      652     664     674      64.38
625 - 649             6      4,097,745         1.78      683,617    5.794     5.539      632     638     647      35.51
600 - 624             6      2,810,691         1.22      469,000    5.709     5.454      600     608     619         40
N/A                   1        425,820         0.19      425,820    4.625      4.37        0       0       0         80
------------------------------------------------------------------------------------------------------------------------
Total:              746   $230,084,104       100.00%    $308,864     5.49%     5.23%     600     732     816      29.17%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------

                                         W.A.       W.A.
                 W.A.        Max.      Original   Remaining   W.A.
               Original    Original    Term to     Term to    Loan
Credit Score     LTV         LTV       Maturity   Maturity    Age
------------------------------------------------------------------
800 - 824         76.73%      89.58%        360         358      2
775 - 799         76.33          80         360         358      2
750 - 774         73.77          90         360         358      2
725 - 749         76.44          90         360         358      2
700 - 724         75.52          90         360         358      2
675 - 699          73.4          90         360         358      2
650 - 674         74.34          80         360         358      2
625 - 649         69.29          95         360         359      1
600 - 624         68.83          95         360         358      2
N/A                  80          80         360         358      2
------------------------------------------------------------------
Total:            74.97%      95.00%        360         358      2
------------------------------------------------------------------
W.A.: 732
Lowest: 600
Highest: 816


Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-H

                                     Group 1

                                   129 records
                               Balance: 43,618,646

10/4/2005 10:20

------------------------------------------------------------------------------------------------------------------------

Selection Criteria: GROUP eq 1
Table of Contents

1. Credit Score


------------------------------------------------------------------------------------------------------------------------
1. Credit Score
------------------------------------------------------------------------------------------------------------------------
                                          Percent
                Number     Aggregate      of Loans      Average
                  of        Cut-Off      by Cut-Off    Original     W.A.      W.A.     Min.    W.A.    Max.      Min.
               Mortgage    Principal     Principal     Principal   Gross      Net      FICO    FICO    FICO    Original
Credit Score    Loans       Balance       Balance       Balance    Coupon    Coupon    Score   Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------
800 - 824            10     $2,909,778         6.67%    $290,978     5.59%     5.21%     801     808     816      64.18%
775 - 799            20      8,138,714        18.66      407,088    5.526     5.146      776     785     798      47.92
750 - 774            30      9,302,998        21.33      310,116    5.385     5.005      750     762     774       22.6
725 - 749            20      7,008,183        16.07      350,471    5.597     5.217      725     735     748      45.15
700 - 724            22      4,965,552        11.38      225,725    5.431     5.051      704     714     723      50.91
675 - 699            24      9,569,322        21.94      398,749    5.418     5.038      678     688     698      29.79
650 - 674             1        300,000         0.69      300,000    6.125     5.745      653     653     653      67.26
625 - 649             2      1,424,100         3.26      712,050    6.324     5.944      637     639     643         60
------------------------------------------------------------------------------------------------------------------------
Total:              129    $43,618,646       100.00%    $338,174     5.51%     5.13%     637     739     816      22.60%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------

                                         W.A.       W.A.
                 W.A.        Max.      Original   Remaining   W.A.
               Original    Original    Term to     Term to    Loan
Credit Score     LTV         LTV       Maturity   Maturity    Age
------------------------------------------------------------------
800 - 824         76.00%      80.00%        360         359      1
775 - 799         71.27          80         360         359      1
750 - 774         72.65          80         360         358      2
725 - 749         74.19          80         360         358      2
700 - 724         72.84          80         360         359      1
675 - 699         69.25          80         360         358      2
650 - 674         67.26       67.26         360         358      2
625 - 649          72.3          90         360         359      1
------------------------------------------------------------------
Total:            72.09%      90.00%        360         358      2
------------------------------------------------------------------
W.A.: 739
Lowest: 637
Highest: 816



Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-H

                              Total Aggregate Group

                                  1,138 records
                              Balance: 397,714,906

10/4/2005 10:19

------------------------------------------------------------------------------------------------------------------------

Selection Criteria: All records
Table of Contents

1. Credit Score

------------------------------------------------------------------------------------------------------------------------
1. Credit Score
------------------------------------------------------------------------------------------------------------------------
                                          Percent
                Number     Aggregate      of Loans      Average
                  of        Cut-Off      by Cut-Off    Original     W.A.      W.A.     Min.    W.A.    Max.      Min.
               Mortgage    Principal     Principal     Principal   Gross      Net      FICO    FICO    FICO    Original
Credit Score    Loans       Balance       Balance       Balance    Coupon    Coupon    Score   Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------
800 - 824            44    $14,220,942         3.58%    $323,338     5.53%     5.25%     800     806     816      23.12%
775 - 799           166     63,295,314        15.91      381,707    5.454     5.183      775     785     799      31.39
750 - 774           226     80,680,829        20.29      357,731     5.49     5.221      750     761     774       22.6
725 - 749           260     87,970,463        22.12      338,479    5.507     5.242      725     736     749      29.17
700 - 724           217     66,729,256        16.78      307,646    5.499     5.235      700     713     724      31.43
675 - 699           191     65,086,064        16.37      340,934    5.608     5.335      675     689     699      29.79
650 - 674            16      9,100,183         2.29      569,351    5.469      5.21      652     664     674      64.38
625 - 649            10      6,295,345         1.58      629,930    5.847     5.564      632     639     649      35.51
600 - 624             6      2,810,691         0.71      469,000    5.709     5.454      600     608     619         40
N/A                   2      1,525,820         0.38      762,910    4.805      4.55        0       0       0      79.71
------------------------------------------------------------------------------------------------------------------------
Total:            1,138   $397,714,906       100.00%    $349,796     5.52%     5.25%     600     736     816      22.60%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------

                                         W.A.       W.A.
                 W.A.        Max.      Original   Remaining   W.A.
               Original    Original    Term to     Term to    Loan
Credit Score     LTV         LTV       Maturity   Maturity    Age
------------------------------------------------------------------
800 - 824         68.88%      89.58%        360         358      2
775 - 799         72.92          80         360         358      2
750 - 774         71.71          90         360         358      2
725 - 749         73.28          90         360         358      2
700 - 724         73.58          90         360         358      2
675 - 699         71.27          90         360         358      2
650 - 674         74.11          80         360         358      2
625 - 649         70.98          95         360         359      1
600 - 624         68.83          95         360         358      2
N/A               79.79          80         360         358      2
------------------------------------------------------------------
Total:            72.44%      95.00%        360         358      2
------------------------------------------------------------------
W.A.: 736
Lowest: 600
Highest: 816


Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

            Banc of America Securities
                                      [LOGO](TM)

    -----------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2005-H
 $379,816,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and
4-A-2 (Offered Certificates)

Bank of America, National Association
Seller


Bank of America, National Association
Servicer


Wells Fargo Bank, N.A.
Trustee

October 3, 2005



    -----------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------



>  Preliminary Summary of Certificates                               pg. 3

>  Preliminary Summary of Terms                                      pg. 4

>  Preliminary Credit Support                                        pg. 10










Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Summary of Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                  Last Scheduled Prin      Certificate
          Principal            WAL (Yrs)              Pmt (Mths)          Interest Rate
Class    Balance $(1)    (Roll(3)/Call/Mat)(2)   (Roll(3)/Call/Mat)(2)       Type(5)                  Tranche Type
------------------------------------------------------------------------------------------------------------------------------------
1-A-1    39,692,000.00    1.91 / 2.99 / 3.28         35 / 94 / 359             (4)                    Super Senior
------------------------------------------------------------------------------------------------------------------------------------
1-A-2     1,963,000.00    1.91 / 2.99 / 3.28         35 / 94 / 359             (4)                Super Senior Support
------------------------------------------------------------------------------------------------------------------------------------
1-A-R           100.00                     Information Not Provided Herein                               Residual
------------------------------------------------------------------------------------------------------------------------------------
2-A-1   104,688,000.00    2.53 / 2.98 / 3.28         59 / 94 / 359             (4)             Super Senior - Pass Through
------------------------------------------------------------------------------------------------------------------------------------
2-A-2    10,354,000.00    2.53 / 2.98 / 3.28         59 / 94 / 359             (4)         Super Senior Support - Pass Through
------------------------------------------------------------------------------------------------------------------------------------
2-A-3    67,572,000.00    1.41 / 1.41 / 1.41         41 / 41 / 41              (4)              Super Senior - Sequential
------------------------------------------------------------------------------------------------------------------------------------
2-A-4    19,012,000.00    4.30 / 4.46 / 4.46         58 / 70 / 70              (4)              Super Senior - Sequential
------------------------------------------------------------------------------------------------------------------------------------
2-A-5    18,104,000.00    4.86 / 7.30 / 9.01         59 / 94 / 359             (4)              Super Senior - Sequential
------------------------------------------------------------------------------------------------------------------------------------
3-A-1    29,544,000.00    2.89 / 3.00 / 3.31         83 / 94 / 359             (4)             Super Senior - Pass Through
------------------------------------------------------------------------------------------------------------------------------------
3-A-2     1,461,000.00    2.89 / 3.00 / 3.31         83 / 94 / 359             (4)         Super Senior Support - Pass Through
------------------------------------------------------------------------------------------------------------------------------------
4-A-1    83,306,000.00    3.17 / 3.02 / 3.35        119 / 94 / 359             (4)             Super Senior - Pass Through
------------------------------------------------------------------------------------------------------------------------------------
4-A-2     4,120,000.00    3.17 / 3.02 / 3.35        119 / 94 / 359             (4)         Super Senior Support - Pass Through
------------------------------------------------------------------------------------------------------------------------------------
 B-1      8,353,000.00                                                                                 Subordinate
----------------------                                                                     -----------------------------------------
 B-2      3,580,000.00                                                                                 Subordinate
----------------------                                                                     -----------------------------------------
 B-3      1,590,000.00                                                                                 Subordinate
----------------------                                                                     -----------------------------------------
 B-4      1,989,000.00                     Information Not Provided Herein                             Subordinate
----------------------                                                                     -----------------------------------------
 B-5      1,392,000.00                                                                                 Subordinate
----------------------                                                                     -----------------------------------------
 B-6        994,806.00                                                                                 Subordinate
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
        Expected Credit     Expected
Class   Enhancement(6)     Ratings(7)
-------------------------------------
1-A-1              4.50%    AAA/AAA
-------------------------------------
1-A-2              4.50%    AAA/AAA
-------------------------------------
1-A-R              4.50%    AAA/AAA
-------------------------------------
2-A-1              4.50%    AAA/AAA
-------------------------------------
2-A-2              4.50%    AAA/AAA
-------------------------------------
2-A-3              4.50%    AAA/AAA
-------------------------------------
2-A-4              4.50%    AAA/AAA
-------------------------------------
2-A-5              4.50%    AAA/AAA
-------------------------------------
3-A-1              4.50%    AAA/AAA
-------------------------------------
3-A-2              4.50%    AAA/AAA
-------------------------------------
4-A-1              4.50%    AAA/AAA
-------------------------------------
4-A-2              4.50%    AAA/AAA
-------------------------------------
 B-1               2.40%       AA
-------------------------------------
 B-2               1.50%       A
-------------------------------------
 B-3               1.10%      BBB
-------------------------------------
 B-4               0.60%       BB
-------------------------------------
 B-5               0.25%       B
-------------------------------------
 B-6               0.00%       NR
-------------------------------------

(1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2) The WAL and Last Scheduled Principal Payment to Roll to 25% CPB. The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Certificates are shown to 25% CPR.

(3) "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).

(4) For each Distribution Date the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2, Certificates will bear interest at a rate equal to the Net WAC of their respective loan groups. On the first Distribution Date the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2 Certificates are expected to bear interest at a rate of [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]% and [ ]%,
      per annum, respectively.

(5) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(6) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(7) All offered certificates will be rated by at least two of Standard & Poor's, Moody's and/or Fitch. The ratings shown in the above table are expected ratings and have not yet been assigned by any rating agency.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                      Banc of America Funding 2005-H Trust

                                  Mortgage Pass-Through Certificates, Series
                                  2005-H

Lead Manager (Book Runner):       Banc of America Securities LLC

Seller:                           Bank of America, National Association

Servicer:                         Bank of America, National Association

Trustee:                          Wells Fargo Bank, N.A.

Rating Agencies:                  Standard & Poor's, Moody's Investors Service,
                                  Inc. and/or Fitch Ratings will rate the
                                  Offered Certificates.

Offered Size:                     $379,816,000.

Securities Offered:               $39,692,000 Class 1-A-1 Certificates

                                  $1,963,000 Class 1-A-2 Certificates

                                  $104,688,000 Class 2-A-1 Certificates

                                  $10,354,000 Class 2-A-2 Certificates

                                  $67,572,000 Class 2-A-3 Certificates

                                  $19,012,000 Class 2-A-4 Certificates

                                  $18,104,000 Class 2-A-5 Certificates

                                  $29,544,000 Class 3-A-1 Certificates

                                  $1,461,000 Class 3-A-2 Certificates

                                  $83,306,000 Class 4-A-1 Certificates

                                  $4,120,000 Class 4-A-2 Certificates

Expected Closing Date:            October 27, 2005

Collection Period:                The 2nd day of each month through the 1st day
                                  of the following month.

Distribution Date:                20th of each month, or the next succeeding
                                  business day (First Distribution Date:
                                  November 21, 2005)

Cut-off Date:                     October 1, 2005

Class A Certificates:             Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3,
                                  2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1, 4-A-2 and
                                  1-A-R Certificates (the "Class A
                                  Certificates").
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Subordinate Certificates:         Class B-1, B-2, B-3, B-4, B-5 and B-6 (the
                                  "Subordinate Certificates"). The Subordinate
                                  Certificates are not offered hereunder.

Group 1 Collateral:               3/1 Hybrid ARM Residential Mortgage Loans:
                                  fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage
                                  Loans have a fixed interest rate for
                                  approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.
                                  Approximately 93.56% of the Group 1 Mortgage
                                  Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:               5/1 Hybrid ARM Residential Mortgage Loans:
                                  fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage
                                  Loans have a fixed interest rate for
                                  approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                  Approximately 70.70% of the Group 2 Mortgage
                                  Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:               7/1 Hybrid ARM Residential Mortgage Loans:
                                  fully amortizing, one-to-four family, first lien, mortgage loans. The Group 3 Mortgage
                                  Loans have a fixed interest rate for
                                  approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.
                                  Approximately 79.82% of the Group 3 Mortgage
                                  Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:               10/1 Hybrid ARM Residential Mortgage Loans:
                                  fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage
                                  Loans have a fixed interest rate for
                                  approximately 10 years and thereafter the Mortgage Loans have a variable interest rate.
                                  Approximately 96.77% of the Group 4 Mortgage
                                  Loans require only payments of interest until the month following the first rate adjustment date.

Super Senior Certificates:        Class 1-A-1, Class 2-A-1, Class 2-A-3, Class
                                  2-A-4, Class 2-A-5, Class 3-A-1 and Class
                                  4-A-1 Certificates.

Super Senior Support               Class 1-A-2, Class 2-A-2, Class 3-A-2 and
Certificates:                      Class 4-A-2 Certificates.

Day Count:                        30/360

Pricing Speed:                    25% CPB

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Clearing:                         DTC, Clearstream and Euroclear

                                     Original Certificate      Minimum            Incremental
Denominations:                               Form           Denominations        Denominations
                                             ----           -------------        -------------
Offered Class A Certificates              Book Entry            $1,000                 $1

SMMEA Eligibility:                The Class A Certificates are expected to
                                  constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                Subject to the considerations in the
                                  prospectus supplement, the Offered
                                  Certificates are expected to be eligible for purchase by certain ERISA plans.

Tax Structure:                    REMIC

Optional Cleanup Call:            Any Distribution Date on or after which the
                                  aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of its unpaid principal balance as of the Cut-off
                                  Date.

Administrative Fee:               The Administrative Fees with respect to the
                                  Trust are payable out of the interest payments received on each Mortgage Loan. The
                                  "Administrative Fees" consist of (a) servicing compensation payable to a Servicer in respect of its servicing activities (the "Servicing
                                  Fee Rate") and (b) the fees paid to the
                                  Trustee ( the "Trustee Fee Rate"). The
                                  Administrative Fees will accrue on the Stated
                                  Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate and the Trustee Fee Rate for such Mortgage Loan. The
                                  Servicing Fee Rate for all Loan Groups will range from 0.25% to 0.375% per annum. The
                                  Trustee Fee Rate will be 0.0050% per annum.

Compensating Interest:            The aggregate servicing fee payable to a the
                                  Servicer for any month will be reduced by an amount equal to the aggregate prepayment interest shortfall for the Mortgage Loans for such Distribution Date. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage
                                  Loans.

Net WAC: As to any Mortgage Loan, the excess of its mortgage interest rate over the Administrative Fee Rate.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Interest Accrual:                 Interest will accrue on the Offered
                                  Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period").
                                  The initial Interest Accrual Period will be deemed to have commenced on October 1, 2005.

Principal Amount:                 The Principal Amount for any Distribution Date
                                  and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment,
                                  (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor or the Seller and the principal portion of any amount allocated to such Loan
                                  Group in connection with an optional
                                  termination, (c) any substitution adjustment payments (net of unreimbursed Advances and other amounts reimbursable to the Servicer) in connection with any defective Mortgage Loan in such Loan Group received with during the calendar month preceding the month of such Distribution Date, (d) any liquidation proceeds (net of unreimbursable expenses and unreimbursable Advances allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                                  Mortgage Loans received during the calendar month preceding the month of such Distribution
                                  Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated
                                  Mortgage Loan during the calendar month
                                  preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all full and partial principal prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution
Amount: The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

Subordinate Principal
Distribution Amount:              The Subordinate Principal Distribution Amount
                                  for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate
                                  Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan
                                  Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such
                                  Loan Group of the amounts described in clauses
                                  (e) and (f) of the definition of "Principal
                                  Amount" for such Loan Group and such
                                  Distribution Date.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Pool Distribution Amount:         The "Pool Distribution Amount" for any
                                  Distribution Date will generally be equal to the sum of:

                                      (i) all scheduled installments of interest
                                   (net of the related Administrative Fees) and principal due on the Mortgage Loans in such Loan Group on the due date in the calendar month in which such Distribution Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof or any Compensating Interest allocable to the Mortgage Loans in such Loan Group;

                                      (ii) all proceeds of any primary mortgage
                                   guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any);

                                      (iii) all partial or full prepayments
                                   received on the Mortgage Loans in such Loan
                                   Group during the calendar month preceding the calendar month of such Distribution Date;

                                      (iv) amounts received with respect to such
                                   Distribution Date as the Substitution
                                   Adjustment Amount or Purchase Price in
                                   respect of any Deleted Mortgage Loan in such Loan Group or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement; and

                                      (v) any amounts required to be paid by the
                                   Seller to the Trust during the prior calendar month with respect to the Mortgage Loans in such Loan Group as a result of a breach of certain representations and warranties regarding compliance with predatory or abusive lending laws, net of any portion thereof used to reimburse any class of Certificates that previously bore a loss as a result of such breach.

Senior Percentage:                The Senior Percentage for a Loan Group on any
                                  Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:           The Subordinate Percentage for a Loan Group
                                  for any Distribution Date will equal 100% minus the Senior Percentage for such Loan
                                  Group for such date.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Principal Distributions:           The Senior Principal Distribution Amount for
                                  Group 1 will generally be allocated first, to the Class 1-A-R Certificate and second, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Class A Certificates of Group 2, concurrently, as follows, (A) approximately 95.2878532745%, concurrently as follows, (i) approximately 50.0% to the Class 2-A-1 Certificates until their class balance has been reduced to zero, and (ii) sequentially, as follows, approximately 50.0% to the Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, in that order, until their class balances have been reduced to zero, and
                                  (B) approximately 4.7121467255% to the Class
                                  2-A-2 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their class balances have been reduced to zero.

                                  After the class balances of the Class A
                                  Certificates of any group have been reduced to zero, certain amounts otherwise payable to the related Subordinate Certificates may be paid to the Class A Certificates of the other Groups.

Subordinate Prepayment
Percentage:                       The Subordinate Prepayment Percentage for a
                                  Loan Group for any Distribution Date will
                                  equal 100% minus the Senior Prepayment
                                  Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Senior Prepayment Percentage:     For the following Distribution Dates, will be
                                  as follows:

                                   Distribution Date                    Senior Prepayment Percentage
                                   -----------------                    ----------------------------

                                   November 2005 through October 2012   100%;

                                   November 2012 through October 2013   the applicable  Senior Percentage, plus 70% of
                                                                        the applicable Subordinate Percentage;

                                   November 2013 through October 2014   the applicable  Senior Percentage, plus 60% of
                                                                        the applicable Subordinate Percentage;

                                   November 2014 through October 2015   the applicable  Senior Percentage, plus 40% of
                                                                        the applicable Subordinate Percentage;

                                   November 2015 through October 2016   the applicable  Senior Percentage, plus 20% of
                                                                        the applicable Subordinate Percentage;

                                   November 2016 and thereafter         the applicable Senior Percentage;

                                   provided, however,

                                   (i)  if on any Distribution Date the sum of
                                        the class balances of the Class A
                                        Certificates of all Groups divided by
                                        the aggregate principal balance of all
                                        Loan Groups (the "Aggregate Senior
                                        Percentage") exceeds such percentage
                                        calculated as of the Closing Date, then
                                        the Senior Prepayment Percentage for
                                        each Loan Group for such Distribution
                                        Date will equal 100%.

                                   (ii) if on any Distribution Date prior to the
                                        November 2008 Distribution Date, prior
                                        to giving effect to any distributions,
                                        the percentage equal to the aggregate
                                        class balance of the Subordinate
                                        Certificates divided by the aggregate
                                        principal balance of all the loan groups
                                        (the "Total Subordinate Percentage") is
                                        greater than or equal to twice such
                                        percentage calculated as of the Closing
                                        Date, then the Senior Prepayment
                                        Percentage for each Loan Group for that
                                        Distribution Date will equal the
                                        applicable Senior Percentage for each
                                        Loan Group plus 50% of the Subordinate
                                        Percentage for such Loan Group, and

                                   (iii) if on any Distribution Date on or after
                                        the November 2008 Distribution Date,
                                        prior to giving effect to any
                                        distributions, the Aggregate Subordinate
                                        Percentage is greater than or equal to
                                        twice such percentage calculated as of
                                        the Closing Date, then the Senior
                                        Prepayment Percentage for each Loan
                                        Group for that Distribution Date will
                                        equal the Senior Percentage for such
                                        Loan Group.



--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Banc of America Funding Corp., 2005-H
 Banc of America Securities                 Mortgage Pass-Through Certificates
                           [LOGO](TM)           $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Preliminary Credit Support

--------------------------------------------------------------------------------
The Subordinate Certificates are cross-collateralized and provide credit support for the Group 1, Group 2, Group 3 and Group 4 Senior Certificates. The outstanding balances of the Subordinate Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Subordinate Certificates will be paid to the related Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.


                          Subordination of Certificates
                   |   -------------------------------------   /\
                   |                 Class A                   |
                   |          Credit Support [4.50%]           |
                   |   -------------------------------------   |
                   |                Class B-1                  |
                   |          Credit Support [2.40%]           |
                   |   -------------------------------------   |
                   |                Class B-2                  |
                   |          Credit Support [1.50%]           |
Priority of        |   -------------------------------------   |    Order of
  Payment          |                Class B-3                  |       Loss
                   |          Credit Support [1.10%]           |    Allocation
                   |   -------------------------------------   |
                   |                Class B-4                  |
                   |          Credit Support [0.60%]           |
                   |   -------------------------------------   |
                   |                Class B-5                  |
                   |          Credit Support [0.25%]           |
                   |   -------------------------------------   |
                   |                Class B-6                  |
                   |          Credit Support [0.00%]           |
                   \/  -------------------------------------   |




--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions

          --------------------------------------------------------------
             First, to the Class A Certificates of each Group to pay
                                    Interest;
          --------------------------------------------------------------
                                        |
                                        |
                                        |
                                        \/
          --------------------------------------------------------------
            Second, to the Class A Certificates of each Group to pay
                                   Principal;
          --------------------------------------------------------------
                                        |
                                        |
                                        \/
          --------------------------------------------------------------
                Third, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
          --------------------------------------------------------------
                                        |
                                        |
                                        \/
          --------------------------------------------------------------
           Fourth, to the residual certificate, any remaining amounts.
          --------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

                       Banc of America Securities
                                                 [LOGO](TM)

--------------------------------------------------------------------------------



                 MBS New Issue Term Sheet - Collateral Appendix



                       Banc of America Funding Corporation
                                    Depositor


                          Banc of America 2005-H Trust
                                     Issuer


                Mortgage Pass-Through Certificates, Series 2005-H
                           $379,816,000 (approximate)





                                 October 3, 2005

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 1 Collateral Summary
--------------------------------------------------------------------------------


Description of The Mortgage Loans
---------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 93.56% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------
                                                      Collateral Summary      Range (if applicable)
                                                      ------------------      ---------------------
Total Outstanding Loan Balance                           $ 43,618,646

Total Number of Loans                                             129

Average Loan Principal Balance                               $338,129           $79,328 to $1,397,138

WA Gross Coupon                                                5.507%                4.625% to 6.375%

WA FICO                                                           739                      637 to 816

WA Original Term                                           360 months

WA Remaining Term                                          358 months               357 to 359 months

WA OLTV                                                        72.09%                22.60% to 90.00%

WA Months to First Rate Adjustment Date                     34 months                 33 to 35 months

WA Gross Margin                                                2.250%

WA Rate Ceiling                                               11.507%              10.625% to 12.375%

Geographic Concentration of Mortgaged Properties     CA        31.14%
(Top 5 States) based on the Aggregate Stated         FL        18.62%
Principal Balance                                    IL         6.74%
                                                     SC         6.65%
                                                     NC         5.54%

--------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Occupancy               Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               109            $35,791,999.77         82.06%
Second Home                     18              6,658,712.19           15.27
Investor Property                2              1,167,934.53           2.68
--------------------------------------------------------------------------------
Total:                          129            $43,618,646.49         100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
     Property Type              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence              70     $23,576,763.55            54.05%
PUD                                  31      10,353,956.65            23.74
Condominium                          25       9,250,988.29            21.21
Townhouse                             3         436,938.00             1.00
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
        Purpose                 Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Purchase                             98     $29,820,170.49            68.37%
Refinance-Rate/Term                  15       7,074,800.00            16.22
Refinance-Cashout                    16       6,723,676.00            15.41
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Geographic Area             Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
California                           32     $13,582,776.13            31.14%
Florida                              21       8,120,775.44            18.62
Illinois                             10       2,941,800.00             6.74
South Carolina                        8       2,900,750.00             6.65
North Carolina                        9       2,417,769.90             5.54
Virginia                              5       1,832,829.44             4.20
Colorado                              5       1,660,000.00             3.81
Maryland                              5       1,158,400.00             2.66
Michigan                              5       1,050,444.51             2.41
Connecticut                           2         958,900.00             2.20
New Mexico                            1         840,000.00             1.93
Massachusetts                         2         820,800.00             1.88
Wisconsin                             3         807,400.00             1.85
Vermont                               1         700,000.00             1.60
Arizona                               4         698,900.00             1.60
Texas                                 3         532,000.00             1.22
Nevada                                1         519,250.00             1.19
Georgia                               2         360,920.00             0.83
Ohio                                  1         310,000.00             0.71
Kentucky                              2         275,200.00             0.63
Tennessee                             1         263,200.00             0.60
New Jersey                            1         217,500.00             0.50
Missouri                              1         163,740.58             0.38
Washington                            1         150,000.00             0.34
Louisiana                             1         128,000.00             0.29
Alabama                               1         107,880.00             0.25
Oregon                                1          99,410.49             0.23
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 3.20% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
 Current Mortgage Loan        Mortgage     Balance as of     Pool Principal
 Principal Balances ($)         Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00                6        $550,408.39             1.26%
100,000.01 - 150,000.00              11       1,408,216.51             3.23
150,000.01 - 200,000.00              23       4,084,163.20             9.36
200,000.01 - 250,000.00              16       3,589,322.44             8.23
250,000.01 - 300,000.00              10       2,726,467.00             6.25
300,000.01 - 350,000.00               9       2,934,300.00             6.73
350,000.01 - 400,000.00              13       4,728,573.14            10.84
400,000.01 - 450,000.00               8       3,371,950.00             7.73
450,000.01 - 500,000.00              10       4,797,653.00            11.00
500,000.01 - 550,000.00               6       3,103,450.00             7.11
550,000.01 - 600,000.00               5       2,890,754.53             6.63
600,000.01 - 650,000.00               2       1,251,250.00             2.87
650,000.01 - 700,000.00               5       3,384,999.99             7.76
700,000.01 - 750,000.00               1         715,000.00             1.64
800,000.01 - 850,000.00               2       1,685,000.00             3.86
950,000.01 - 1,000,000.00             1       1,000,000.00             2.29
1,000,000.01 - 1,500,000.00           1       1,397,138.29             3.20
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $338,129.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
 Original Loan-To-Value       Mortgage     Balance as of     Pool Principal
       Ratios (%)               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
20.01 - 25.00                         1        $200,000.00             0.46%
25.01 - 30.00                         1         350,000.00             0.80
45.01 - 50.00                         5       2,109,001.00             4.84
50.01 - 55.00                         4       2,343,000.00             5.37
55.01 - 60.00                         3       1,645,000.00             3.77
60.01 - 65.00                         8       4,293,246.65             9.84
65.01 - 70.00                        17       6,440,474.99            14.77
70.01 - 75.00                         5       1,652,000.00             3.79
75.01 - 80.00                        84      24,001,823.85            55.03
85.01 - 90.00                         1         584,100.00             1.34
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 72.09%


        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage              Mortgage     Balance as of     Pool Principal
Interest Rates (%)              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
4.501 - 4.750                         4      $1,386,000.00             3.18%
4.751 - 5.000                        17       5,744,522.49            13.17
5.001 - 5.250                        17       4,996,549.64            11.46
5.251 - 5.500                        24       8,864,741.53            20.32
5.501 - 5.750                        44      14,793,061.90            33.91
5.751 - 6.000                        16       5,132,723.29            11.77
6.001 - 6.250                         6       1,861,047.64             4.27
6.251 - 6.500                         1         840,000.00             1.93
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.507% per annum


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


                 Gross Margins of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
2.001 - 2.250                       129     $43,618,646.49           100.00%
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.250% per annum.


                 Rate Ceilings of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
   Rate Ceilings (%)            Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
10.501 - 10.750                       4      $1,386,000.00             3.18%
10.751 - 11.000                      17       5,744,522.49            13.17
11.001 - 11.250                      17       4,996,549.64            11.46
11.251 - 11.500                      24       8,864,741.53            20.32
11.501 - 11.750                      44      14,793,061.90            33.91
11.751 - 12.000                      16       5,132,723.29            11.77
12.001 - 12.250                       6       1,861,047.64             4.27
12.251 - 12.500                       1         840,000.00             1.93
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.507% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
      First Rate              Mortgage     Balance as of     Pool Principal
   Adjustment Date              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
July 1, 2008                          3      $1,443,999.99             3.31%
August 1, 2008                       61      22,056,223.40            50.57
September 1, 2008                    65      20,118,423.10            46.12
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 34 months.


                Remaining Terms of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Remaining Term                Mortgage     Balance as of     Pool Principal
(Months)                        Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
341 - 360                           129     $43,618,646.49           100.00%
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Credit Scores               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
801 - 850                            10      $2,909,777.65             6.67%
751 - 800                            49      17,079,311.87            39.16
701 - 750                            43      12,336,134.92            28.28
651 - 700                            25       9,869,322.05            22.63
601 - 650                             2       1,424,100.00             3.26
--------------------------------------------------------------------------------
Total:                              129     $43,618,646.49           100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Group 2 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 70.70% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------
                                                      Collateral Summary      Range (if applicable)
                                                      ------------------      ---------------------
Total Outstanding Loan Balance                           $230,084,104

Total Number of Loans                                             746

Average Loan Principal Balance                               $308,424           $56,669 to $1,500,000

WA Gross Coupon                                                5.485%                4.125% to 6.875%

WA FICO                                                           732                      600 to 816

WA Original Term                                           360 months

WA Remaining Term                                          358 months               356 to 359 months

WA OLTV                                                        74.97%                29.17% to 95.00%

WA Months to First Rate Adjustment Date                     58 months                 56 to 59 months

WA Gross Margin                                                2.250%

WA Rate Ceiling                                               10.486%               9.125% to 11.875%

Geographic Concentration of Mortgaged Properties    CA         38.49%
(Top 5 States) based on the Aggregate Stated        FL         12.48%
Principal Balance                                   VA          8.02%
                                                    MD          5.75%
                                                    IL          4.39%

----------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
       Occupancy                Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                   650    $203,133,759.51            88.29%
Second Home                          58      17,850,034.43             7.76
Investor Property                    38       9,100,309.95             3.96
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
     Property Type              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence             363    $119,257,475.85            51.83%
PUD                                 186      58,972,900.40            25.63
Condominium                         170      42,207,399.03            18.34
2-Family                             13       5,082,588.25             2.21
Townhouse                            12       2,541,760.52             1.10
3-Family                              2       2,021,979.84             0.88
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
        Purpose                 Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Purchase                            578    $158,723,614.16            68.99%
Refinance-Cashout                   101      38,079,795.06            16.55
Refinance-Rate/Term                  67      33,280,694.67            14.46
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Geographic Area             Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
California                          192     $88,552,506.38            38.49%
Florida                             107      28,710,741.73            12.48
Virginia                             53      18,449,777.29             8.02
Maryland                             46      13,232,423.97             5.75
Illinois                             33      10,105,712.50             4.39
North Carolina                       32       8,757,687.64             3.81
Arizona                              32       6,982,300.70             3.03
Georgia                              34       6,524,406.53             2.84
Colorado                             21       4,766,369.85             2.07
Nevada                               17       4,080,466.48             1.77
Washington                           16       3,554,037.18             1.54
New Jersey                            9       3,363,379.26             1.46
Texas                                19       3,273,211.36             1.42
New York                              6       3,010,156.04             1.31
South Carolina                       16       2,672,198.54             1.16
Connecticut                           8       2,335,144.28             1.01
District of Columbia                  9       2,207,964.27             0.96
Massachusetts                         9       2,078,160.15             0.90
Hawaii                                5       2,011,180.94             0.87
Missouri                              9       1,805,093.01             0.78
Oregon                                8       1,736,093.69             0.75
Minnesota                            10       1,545,286.04             0.67
Pennsylvania                          5       1,054,364.14             0.46
Michigan                              7         950,136.62             0.41
Tennessee                             4         929,180.00             0.40
Kansas                                6         903,539.29             0.39
Rhode Island                          5         878,274.29             0.38
New Hampshire                         2         836,700.00             0.36
Maine                                 1         823,103.23             0.36
Iowa                                  6         774,601.71             0.34
New Mexico                            2         536,979.79             0.23
Ohio                                  3         495,217.47             0.22
Oklahoma                              3         487,854.96             0.21
Wisconsin                             2         399,909.88             0.17
Idaho                                 2         291,061.91             0.13
Vermont                               1         250,000.00             0.11
Alabama                               2         238,080.00             0.10
Delaware                              1         216,000.00             0.09
Arkansas                              2         151,446.24             0.07
Indiana                               1         113,356.53             0.05
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 0.87% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
 Current Mortgage Loan        Mortgage     Balance as of     Pool Principal
 Principal Balances ($)         Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00               36      $3,036,651.73             1.32%
100,000.01 - 150,000.00             120      15,008,924.65             6.52
150,000.01 - 200,000.00             113      19,789,140.84             8.60
200,000.01 - 250,000.00             102      22,953,386.33             9.98
250,000.01 - 300,000.00              77      21,177,426.43             9.20
300,000.01 - 350,000.00              70      22,631,180.90             9.84
350,000.01 - 400,000.00              59      22,266,457.16             9.68
400,000.01 - 450,000.00              47      20,153,757.73             8.76
450,000.01 - 500,000.00              36      17,182,427.72             7.47
500,000.01 - 550,000.00              15       7,861,234.24             3.42
550,000.01 - 600,000.00              13       7,478,770.57             3.25
600,000.01 - 650,000.00              14       8,745,662.31             3.80
650,000.01 - 700,000.00               7       4,830,076.82             2.10
700,000.01 - 750,000.00               6       4,404,147.58             1.91
750,000.01 - 800,000.00               1         761,600.00             0.33
800,000.01 - 850,000.00               5       4,124,721.23             1.79
850,000.01 - 900,000.00               3       2,627,701.15             1.14
900,000.01 - 950,000.00               3       2,782,417.84             1.21
950,000.01 - 1,000,000.00             6       5,951,790.70             2.59
1,000,000.01 - 1,500,000.00          13      16,316,627.96             7.09
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $308,424.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
 Original Loan-To-Value       Mortgage     Balance as of     Pool Principal
       Ratios (%)               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
25.01 - 30.00                         1        $250,000.00             0.11%
30.01 - 35.00                         3         410,204.90             0.18
35.01 - 40.00                         8       3,265,634.58             1.42
40.01 - 45.00                         5       1,552,413.03             0.67
45.01 - 50.00                         8       2,458,052.62             1.07
50.01 - 55.00                        12       3,619,154.10             1.57
55.01 - 60.00                        20       7,279,167.88             3.16
60.01 - 65.00                        17       8,499,165.07             3.69
65.01 - 70.00                        50      24,057,874.60            10.46
70.01 - 75.00                        52      26,003,961.89            11.30
75.01 - 80.00                       559     150,086,992.21            65.23
80.01 - 85.00                         1         356,140.29             0.15
85.01 - 90.00                         8       1,657,538.23             0.72
90.01 - 95.00                         2         587,804.49             0.26
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 74.97%


        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage              Mortgage     Balance as of     Pool Principal
Interest Rates (%)              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
4.001 - 4.250                         1        $155,920.00             0.07%
4.251 - 4.500                        11       5,439,969.93             2.36
4.501 - 4.750                        22       8,309,710.19             3.61
4.751 - 5.000                        59      21,415,477.13             9.31
5.001 - 5.250                       124      40,638,137.75            17.66
5.251 - 5.500                       202      61,087,815.19            26.55
5.501 - 5.750                       148      44,615,861.62            19.39
5.751 - 6.000                       115      29,840,517.35            12.97
6.001 - 6.250                        35       9,840,708.92             4.28
6.251 - 6.500                        22       6,313,299.08             2.74
6.501 - 6.750                         6       1,782,977.98             0.77
6.751 - 7.000                         1         643,708.75             0.28
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.485% per annum


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


                 Gross Margins of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
2.001 - 2.250                       746    $230,084,103.89           100.00%
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.


                 Rate Ceilings of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
   Rate Ceilings (%)            Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
9.001 - 9.250                         1        $155,920.00             0.07%
9.251 - 9.500                        11       5,439,969.93             2.36
9.501 - 9.750                        22       8,309,710.19             3.61
9.751 - 10.000                       59      21,415,477.13             9.31
10.001 - 10.250                     124      40,638,137.75            17.66
10.251 - 10.500                     202      61,087,815.19            26.55
10.501 - 10.750                     148      44,615,861.62            19.39
10.751 - 11.000                     114      29,677,602.66            12.90
11.001 - 11.250                      35       9,840,708.92             4.28
11.251 - 11.500                      22       6,313,299.08             2.74
11.501 - 11.750                       6       1,782,977.98             0.77
11.751 - 12.000                       2         806,623.44             0.35
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.486% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
      First Rate              Mortgage     Balance as of     Pool Principal
   Adjustment Date              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
June 1, 2010                          4      $1,968,694.83             0.86%
July 1, 2010                         11       3,297,778.23             1.43
August 1, 2010                      409     124,997,619.24            54.33
September 1, 2010                   322      99,820,011.59            43.38
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 58 months.


                Remaining Terms of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Remaining Term                Mortgage     Balance as of     Pool Principal
(Months)                        Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
341 - 360                           746    $230,084,103.89           100.00%
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Credit Scores               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
801 - 850                            19      $5,187,638.75             2.25%
751 - 800                           237      75,395,869.65            32.77
701 - 750                           335      96,518,449.08            41.95
651 - 700                           142      45,647,890.28            19.84
601 - 650                            11       5,923,436.13             2.57
551 - 600                             1         985,000.00             0.43
Not Scored                            1         425,820.00             0.19
--------------------------------------------------------------------------------
Total:                              746    $230,084,103.89           100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Group 3 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 79.82% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------
                                                      Collateral Summary      Range (if applicable)
                                                      ------------------      ---------------------

Total Outstanding Loan Balance                            $32,466,244

Total Number of Loans                                              84

Average Loan Principal Balance                               $386,503           $96,000 to $1,247,505

WA Gross Coupon                                                5.521%                5.000% to 6.625%

WA FICO                                                           736                      636 to 804

WA Original Term                                           360 months

WA Remaining Term                                          358 months               357 to 359 months

WA OLTV                                                        72.37%                23.12% to 85.00%

WA Months to First Rate Adjustment Date                     82 months                 81 to 83 months

WA Gross Margin                                                2.250%

WA Rate Ceiling                                               10.521%              10.000% to 11.625%

Geographic Concentration of Mortgaged Properties     CA        45.32%
(Top 5 States) based on the Aggregate Stated         FL         9.37%
Principal Balance                                    GA         4.61%
                                                     IL         4.15%
                                                     VA         4.03%

----------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
       Occupancy                Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                    77     $29,790,984.47            91.76%
Second Home                           6       2,475,444.49             7.62
Investor Property                     1         199,814.76             0.62
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
     Property Type              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence              45     $17,973,927.53            55.36%
PUD                                  17       7,278,231.29            22.42
Condominium                          21       6,478,084.90            19.95
Cooperative                           1         736,000.00             2.27
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================


               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
        Purpose                 Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Purchase                             58     $18,695,365.33            57.58%
Refinance-Cashout                    14       7,973,928.39            24.56
Refinance-Rate/Term                  12       5,796,950.00            17.86
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Geographic Area             Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
California                           25     $14,714,439.74            45.32%
Florida                               8       3,043,198.13             9.37
Georgia                               6       1,496,600.87             4.61
Illinois                              5       1,348,464.60             4.15
Virginia                              4       1,308,000.00             4.03
Colorado                              4       1,256,000.00             3.87
New York                              2       1,120,000.00             3.45
Tennessee                             4       1,071,309.49             3.30
Maryland                              4       1,066,936.43             3.29
Connecticut                           2         981,900.00             3.02
North Carolina                        5         943,945.82             2.91
Nevada                                1         756,560.00             2.33
Minnesota                             2         634,000.00             1.95
Massachusetts                         1         620,500.00             1.91
Arkansas                              1         338,438.10             1.04
Washington                            1         304,000.00             0.94
South Carolina                        1         244,000.00             0.75
Missouri                              2         227,068.38             0.70
Delaware                              1         224,000.00             0.69
New Jersey                            1         210,000.00             0.65
Hawaii                                1         199,814.76             0.62
Texas                                 1         145,600.00             0.45
Iowa                                  1         115,467.40             0.36
Arizona                               1          96,000.00             0.30
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 4.93 % of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
 Current Mortgage Loan        Mortgage     Balance as of     Pool Principal
 Principal Balances ($)         Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00                1         $96,000.00             0.30%
100,000.01 - 150,000.00               9       1,087,551.56             3.35
150,000.01 - 200,000.00              10       1,726,205.91             5.32
200,000.01 - 250,000.00              10       2,261,800.92             6.97
250,000.01 - 300,000.00              10       2,671,920.00             8.23
300,000.01 - 350,000.00               7       2,248,696.10             6.93
350,000.01 - 400,000.00               7       2,671,245.60             8.23
400,000.01 - 450,000.00               3       1,319,200.00             4.06
450,000.01 - 500,000.00               6       2,876,400.00             8.86
500,000.01 - 550,000.00               3       1,530,600.00             4.71
550,000.01 - 600,000.00               2       1,179,470.63             3.63
600,000.01 - 650,000.00               4       2,488,100.00             7.66
650,000.01 - 700,000.00               1         658,482.59             2.03
700,000.01 - 750,000.00               3       2,211,250.00             6.81
750,000.01 - 800,000.00               3       2,308,821.89             7.11
850,000.01 - 900,000.00               1         878,243.52             2.71
950,000.01 - 1,000,000.00             2       1,968,750.00             6.06
1,000,000.01 - 1,500,000.00           2       2,283,505.00             7.03
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $386,503.


         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
 Original Loan-To-Value       Mortgage     Balance as of     Pool Principal
       Ratios (%)               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
20.01 - 25.00                         1        $199,814.76             0.62%
40.01 - 45.00                         1       1,247,505.00             3.84
45.01 - 50.00                         4       2,196,000.00             6.76
50.01 - 55.00                         1         485,000.00             1.49
55.01 - 60.00                         2       1,056,900.00             3.26
60.01 - 65.00                         4       2,210,750.00             6.81
65.01 - 70.00                         6       3,034,650.00             9.35
70.01 - 75.00                         5       2,357,544.48             7.26
75.01 - 80.00                        59      19,057,579.48            58.70
80.01 - 85.00                         1         620,500.00             1.91
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 72.37%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage              Mortgage     Balance as of     Pool Principal
Interest Rates (%)              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
4.751 - 5.000                         3      $1,643,920.00             5.06%
5.001 - 5.250                        20       8,257,594.13            25.43
5.251 - 5.500                        26      10,170,548.97            31.33
5.501 - 5.750                        24       7,080,346.71            21.81
5.751 - 6.000                         8       4,238,548.52            13.06
6.001 - 6.250                         1         276,000.00             0.85
6.251 - 6.500                         1         199,814.76             0.62
6.501 - 6.750                         1         599,470.63             1.85
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.521% per annum


                 Gross Margins of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
2.001 - 2.250                        84     $32,466,243.72           100.00%
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.250% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


                 Rate Ceilings of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
   Rate Ceilings (%)            Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
9.751 - 10.000                        3      $1,643,920.00             5.06%
10.001 - 10.250                      20       8,257,594.13            25.43
10.251 - 10.500                      26      10,170,548.97            31.33
10.501 - 10.750                      24       7,080,346.71            21.81
10.751 - 11.000                       8       4,238,548.52            13.06
11.001 - 11.250                       1         276,000.00             0.85
11.251 - 11.500                       1         199,814.76             0.62
11.501 - 11.750                       1         599,470.63             1.85
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.521% per annum.


          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
      First Rate              Mortgage     Balance as of     Pool Principal
   Adjustment Date              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
July 1, 2012                          1      $1,036,000.00             3.19%
August 1, 2012                       49      20,872,627.35            64.29
September 1, 2012                    34      10,557,616.37            32.52
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 82 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


                Remaining Terms of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Remaining Term                Mortgage     Balance as of     Pool Principal
(Months)                        Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
341 - 360                            84     $32,466,243.72           100.00%
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months


         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Credit Scores               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
801 - 850                             1        $199,814.76             0.62%
751 - 800                            30      12,643,478.43            38.94
701 - 750                            37      12,684,515.63            39.07
651 - 700                            15       6,317,934.90            19.46
601 - 650                             1         620,500.00             1.91
--------------------------------------------------------------------------------
Total:                               84     $32,466,243.72           100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Group 4 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 96.77% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------
                                                      Collateral Summary      Range (if applicable)
                                                      ------------------      ---------------------
Total Outstanding Loan Balance                           $ 91,545,912

Total Number of Loans                                             179

Average Loan Principal Balance                              $ 511,430           $89,600 to $1,400,000

WA Gross Coupon                                                5.589%                4.875% to 6.500%

WA FICO                                                           744                      649 to 813

WA Original Term                                           360 months

WA Remaining Term                                          358 months               358 to 359 months

WA OLTV                                                        66.30%                30.43% to 80.00%

WA Months to First Rate Adjustment Date                    118 months               118 to 119 months

WA Gross Margin                                                2.250%

WA Rate Ceiling                                               10.589%               9.875% to 11.500%

Geographic Concentration of Mortgaged Properties     CA        62.34%
(Top 5 States) based on the Aggregate Stated         FL        10.67%
Principal Balance                                    MD         3.87%
                                                     VA         2.91%
                                                     NJ         2.43%

--------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
       Occupancy                Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                   171     $87,779,073.37            95.89%
Second Home                           8       3,766,839.00             4.11
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
     Property Type              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence             111     $60,973,697.41            66.60%
PUD                                  39      18,802,863.96            20.54
Condominium                          27      11,259,595.00            12.30
2-Family                              1         387,500.00             0.42
Townhouse                             1         122,256.00             0.13
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================


               Mortgage Loan Purpose of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
        Purpose                 Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                  59     $38,819,223.48            42.40%
Purchase                             74      29,797,144.00            32.55
Refinance-Cashout                    46      22,929,544.89            25.05
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Geographic Area             Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
California                           96     $57,068,622.96            62.34%
Florida                              20       9,770,770.00            10.67
Maryland                              9       3,540,000.00             3.87
Virginia                              7       2,661,760.00             2.91
New Jersey                            2       2,228,878.50             2.43
Arizona                               3       1,961,300.00             2.14
Washington                            2       1,839,500.00             2.01
Massachusetts                         2       1,609,173.48             1.76
Colorado                              5       1,587,800.00             1.73
Illinois                              4       1,389,200.00             1.52
District of Columbia                  3       1,288,808.43             1.41
Connecticut                           2         823,650.00             0.90
Michigan                              3         810,850.00             0.89
North Carolina                        3         571,904.00             0.62
Hawaii                                2         568,000.00             0.62
Missouri                              1         543,258.00             0.59
Georgia                               3         435,600.00             0.48
New York                              1         410,000.00             0.45
Oregon                                1         400,000.00             0.44
Utah                                  1         389,364.00             0.43
Nevada                                1         386,500.00             0.42
South Carolina                        2         307,823.00             0.34
New Mexico                            1         204,000.00             0.22
Ohio                                  1         204,000.00             0.22
Texas                                 1         191,600.00             0.21
Minnesota                             1         141,694.00             0.15
Wyoming                               1         122,256.00             0.13
Tennessee                             1          89,600.00             0.10
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 2.96 % of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage              Mortgage     Balance as of     Pool Principal
Interest Rates (%)              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00                1         $89,600.00             0.10%
100,000.01 - 150,000.00              12       1,588,042.00             1.73
150,000.01 - 200,000.00               7       1,217,200.00             1.33
200,000.01 - 250,000.00              10       2,179,770.00             2.38
250,000.01 - 300,000.00              10       2,740,200.00             2.99
300,000.01 - 350,000.00               7       2,265,775.00             2.48
350,000.01 - 400,000.00              21       7,923,321.96             8.66
400,000.01 - 450,000.00              18       7,712,340.00             8.42
450,000.01 - 500,000.00              19       9,171,140.00            10.02
500,000.01 - 550,000.00               9       4,795,508.00             5.24
550,000.01 - 600,000.00              15       8,803,387.00             9.62
600,000.01 - 650,000.00               9       5,703,300.00             6.23
650,000.01 - 700,000.00               6       4,093,100.00             4.47
700,000.01 - 750,000.00               4       2,893,680.00             3.16
750,000.01 - 800,000.00               5       3,857,896.43             4.21
800,000.01 - 850,000.00               3       2,451,000.00             2.68
850,000.01 - 900,000.00               8       7,064,600.00             7.72
900,000.01 - 950,000.00               2       1,818,000.00             1.99
950,000.01 - 1,000,000.00             4       4,000,000.00             4.37
1,000,000.01 - 1,500,000.00           9      11,178,051.98            12.21
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $511,430.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
 Original Loan-To-Value       Mortgage     Balance as of     Pool Principal
       Ratios (%)               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
30.01 - 35.00                         4      $1,344,709.00             1.47%
35.01 - 40.00                         1         230,000.00             0.25
40.01 - 45.00                         7       5,053,600.00             5.52
45.01 - 50.00                        11       5,283,965.00             5.77
50.01 - 55.00                        13       7,765,878.50             8.48
55.01 - 60.00                        16       9,905,000.00            10.82
60.01 - 65.00                        16       9,361,998.96            10.23
65.01 - 70.00                        17       8,795,650.00             9.61
70.01 - 75.00                        28      17,142,879.00            18.73
75.01 - 80.00                        66      26,662,231.91            29.12
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 66.30%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage              Mortgage     Balance as of     Pool Principal
Interest Rates (%)              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
4.751 - 5.000                         3      $2,482,840.00             2.71%
5.001 - 5.250                        25      13,806,170.00            15.08
5.251 - 5.500                        47      26,564,383.43            29.02
5.501 - 5.750                        61      31,393,023.44            34.29
5.751 - 6.000                        30      10,777,331.50            11.77
6.001 - 6.250                        11       5,723,906.00             6.25
6.251 - 6.500                         2         798,258.00             0.87
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.589% per annum


                 Gross Margins of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
2.001 - 2.250                       179     $91,545,912.37           100.00%
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans is expected to be approximately 2.250% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


                Rate Ceilings of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
   Rate Ceilings (%)            Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
9.751 - 10.000                        3      $2,482,840.00             2.71%
10.001 - 10.250                      25      13,806,170.00            15.08
10.251 - 10.500                      47      26,564,383.43            29.02
10.501 - 10.750                      61      31,393,023.44            34.29
10.751 - 11.000                      30      10,777,331.50            11.77
11.001 - 11.250                      11       5,723,906.00             6.25
11.251 - 11.500                       2         798,258.00             0.87
-------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.589% per annum.


          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
      First Rate              Mortgage     Balance as of     Pool Principal
   Adjustment Date              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
August 1, 2015                      109     $58,873,124.87            64.31%
September 1, 2015                    70      32,672,787.50            35.69
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 118 months.


                Remaining Terms of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Remaining Term                Mortgage     Balance as of     Pool Principal
(Months)                        Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
341 - 360                           179     $91,545,912.37           100.00%
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 358 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Credit Scores               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
801 - 850                             9      $3,905,209.00             4.27%
751 - 800                            69      35,842,385.43            39.15
701 - 750                            70      36,997,840.44            40.41
651 - 700                            29      13,547,477.50            14.80
601 - 650                             1         153,000.00             0.17
Not Scored                            1       1,100,000.00             1.20
--------------------------------------------------------------------------------
Total:                              179     $91,545,912.37           100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Aggregate Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Aggregate Group Mortgage Loans is a cross Group of all loans.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------
                                                      Collateral Summary      Range (if applicable)
                                                      ------------------      ---------------------

Total Outstanding Loan Balance                          $ 397,714,906

Total Number of Loans                                           1,138

Average Loan Principal Balance                              $ 349,486           $56,669 to $1,500,000

WA Gross Coupon                                                5.515%                4.125% to 6.875%

WA FICO                                                           736                      600 to 816

WA Original Term                                           360 months

WA Remaining Term                                          358 months               356 to 359 months

WA OLTV                                                        72.44%                22.60% to 95.00%

WA Months to First Rate Adjustment Date                     72 months                33 to 119 months

WA Gross Margin                                                2.250%

WA Rate Ceiling                                               10.625%               9.125% to 12.375%

Geographic Concentration of Mortgaged Properties     CA        43.73%
(Top 5 States) based on the Aggregate Stated         FL        12.48%
Principal Balance                                    VA         6.10%
                                                     MD         4.78%
                                                     IL         3.97%

--------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


   Occupancy of Mortgaged Properties of the Aggregate Group Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
       Occupancy                Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                 1,007    $356,495,817.12            89.64%
Second Home                          90      30,751,030.11             7.73
Investor Property                    41      10,468,059.24             2.63
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


              Property Types of the Aggregate Group Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
     Property Type              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence             589    $221,781,864.34            55.76%
PUD                                 273      95,407,952.30            23.99
Condominium                         243      69,196,067.22            17.40
2-Family                             14       5,470,088.25             1.38
Townhouse                            16       3,100,954.52             0.78
3-Family                              2       2,021,979.84             0.51
Cooperative                           1         736,000.00             0.19
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================


           Mortgage Loan Purpose of the Aggregate Group Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
        Purpose                 Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
Purchase                            808    $237,036,293.98            59.60%
Refinance-Rate/Term                 153      84,971,668.15            21.36
Refinance-Cashout                   177      75,706,944.34            19.04
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                    of the Aggregate Group Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Geographic Area             Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
California                          345    $173,918,345.21            43.73%
Florida                             156      49,645,485.30            12.48
Virginia                             69      24,252,366.73             6.10
Maryland                             64      18,997,760.40             4.78
Illinois                             52      15,785,177.10             3.97
North Carolina                       49      12,691,307.36             3.19
Arizona                              40       9,738,500.70             2.45
Colorado                             35       9,270,169.85             2.33
Georgia                              45       8,817,527.40             2.22
South Carolina                       27       6,124,771.54             1.54
New Jersey                           13       6,019,757.76             1.51
Washington                           20       5,847,537.18             1.47
Nevada                               20       5,742,776.48             1.44
Massachusetts                        14       5,128,633.63             1.29
Connecticut                          14       5,099,594.28             1.28
New York                              9       4,540,156.04             1.14
Texas                                24       4,142,411.36             1.04
District of Columbia                 12       3,496,772.70             0.88
Michigan                             15       2,811,431.13             0.71
Hawaii                                8       2,778,995.70             0.70
Missouri                             13       2,739,159.97             0.69
Tennessee                            10       2,353,289.49             0.59
Minnesota                            13       2,320,980.04             0.58
Oregon                               10       2,235,504.18             0.56
New Mexico                            4       1,580,979.79             0.40
Wisconsin                             5       1,207,309.88             0.30
Pennsylvania                          5       1,054,364.14             0.27
Ohio                                  5       1,009,217.47             0.25
Vermont                               2         950,000.00             0.24
Kansas                                6         903,539.29             0.23
Iowa                                  7         890,069.11             0.22
Rhode Island                          5         878,274.29             0.22
New Hampshire                         2         836,700.00             0.21
Maine                                 1         823,103.23             0.21
Arkansas                              3         489,884.34             0.12
Oklahoma                              3         487,854.96             0.12
Delaware                              2         440,000.00             0.11
Utah                                  1         389,364.00             0.10
Alabama                               3         345,960.00             0.09
Idaho                                 2         291,061.91             0.07
Kentucky                              2         275,200.00             0.07
Louisiana                             1         128,000.00             0.03
Wyoming                               1         122,256.00             0.03
Indiana                               1         113,356.53             0.03
------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
==============================================================================

(1) As of the Cut-off Date, no more than approximately 0.68% of the Aggregate Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


         Current Mortgage Loan Principal Balances of the Aggregate Group
                               Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage              Mortgage     Balance as of     Pool Principal
Interest Rates (%)              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00               44      $3,772,660.12             0.95%
100,000.01 - 150,000.00             152      19,092,734.72             4.80
150,000.01 - 200,000.00             153      26,816,709.95             6.74
200,000.01 - 250,000.00             138      30,984,279.69             7.79
250,000.01 - 300,000.00             107      29,316,013.43             7.37
300,000.01 - 350,000.00              93      30,079,952.00             7.56
350,000.01 - 400,000.00             100      37,589,597.86             9.45
400,000.01 - 450,000.00              76      32,557,247.73             8.19
450,000.01 - 500,000.00              71      34,027,620.72             8.56
500,000.01 - 550,000.00              33      17,290,792.24             4.35
550,000.01 - 600,000.00              35      20,352,382.73             5.12
600,000.01 - 650,000.00              29      18,188,312.31             4.57
650,000.01 - 700,000.00              19      12,966,659.40             3.26
700,000.01 - 750,000.00              14      10,224,077.58             2.57
750,000.01 - 800,000.00               9       6,928,318.32             1.74
800,000.01 - 850,000.00              10       8,260,721.23             2.08
850,000.01 - 900,000.00              12      10,570,544.67             2.66
900,000.01 - 950,000.00               5       4,600,417.84             1.16
950,000.01 - 1,000,000.00            13      12,920,540.70             3.25
1,000,000.01 - 1,500,000.00          25      31,175,323.23             7.84
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Aggregate Group Mortgage Loans is expected to be approximately $349,486.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


     Original Loan-To-Value Ratios of the Aggregate Group Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
 Original Loan-To-Value       Mortgage     Balance as of     Pool Principal
       Ratios (%)               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
20.01 - 25.00                         2        $399,814.76             0.10%
25.01 - 30.00                         2         600,000.00             0.15
30.01 - 35.00                         7       1,754,913.90             0.44
35.01 - 40.00                         9       3,495,634.58             0.88
40.01 - 45.00                        13       7,853,518.03             1.97
45.01 - 50.00                        28      12,047,018.62             3.03
50.01 - 55.00                        30      14,213,032.60             3.57
55.01 - 60.00                        41      19,886,067.88             5.00
60.01 - 65.00                        45      24,365,160.68             6.13
65.01 - 70.00                        90      42,328,649.59            10.64
70.01 - 75.00                        90      47,156,385.37            11.86
75.01 - 80.00                       768     219,808,627.45            55.27
80.01 - 85.00                         2         976,640.29             0.25
85.01 - 90.00                         9       2,241,638.23             0.56
90.01 - 95.00                         2         587,804.49             0.15
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group Mortgage Loans is expected to be approximately 72.44%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


    Current Mortgage Interest Rates of the Aggregate Group Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage              Mortgage     Balance as of     Pool Principal
Interest Rates (%)              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
4.001 - 4.250                         1        $155,920.00             0.04%
4.251 - 4.500                        11       5,439,969.93             1.37
4.501 - 4.750                        26       9,695,710.19             2.44
4.751 - 5.000                        82      31,286,759.62             7.87
5.001 - 5.250                       186      67,698,451.52            17.02
5.251 - 5.500                       299     106,687,489.12            26.83
5.501 - 5.750                       277      97,882,293.67            24.61
5.751 - 6.000                       169      49,989,120.66            12.57
6.001 - 6.250                        53      17,701,662.56             4.45
6.251 - 6.500                        26       8,151,371.84             2.05
6.501 - 6.750                         7       2,382,448.61             0.60
6.751 - 7.000                         1         643,708.75             0.16
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Aggregate Group Mortgage Loans is expected to be approximately 5.515% per annum


             Gross Margins of the Aggregate Group Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
2.001 - 2.250                     1,138    $397,714,906.47           100.00%
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Aggregate Group Mortgage Loans is expected to be approximately 2.250% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


             Rate Ceilings of the Aggregate Group Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
   Rate Ceilings (%)            Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
9.001 - 9.250                         1        $155,920.00             0.04%
9.251 - 9.500                        11       5,439,969.93             1.37
9.501 - 9.750                        22       8,309,710.19             2.09
9.751 - 10.000                       65      25,542,237.13             6.42
10.001 - 10.250                     169      62,701,901.88            15.77
10.251 - 10.500                     275      97,822,747.59            24.60
10.501 - 10.750                     237      84,475,231.77            21.24
10.751 - 11.000                     169      50,438,005.17            12.68
11.001 - 11.250                      64      20,837,164.56             5.24
11.251 - 11.500                      49      16,176,113.37             4.07
11.501 - 11.750                      51      17,175,510.51             4.32
11.751 - 12.000                      18       5,939,346.73             1.49
12.001 - 12.250                       6       1,861,047.64             0.47
12.251 - 12.500                       1         840,000.00             0.21
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate Group Mortgage Loans is expected to be approximately 10.625% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


      First Rate Adjustment Date of the Aggregate Group Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
      First Rate              Mortgage     Balance as of     Pool Principal
   Adjustment Date              Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
July 1, 2008                          3      $1,443,999.99             0.36%
August 1, 2008                       61      22,056,223.40             5.55
September 1, 2008                    65      20,118,423.10             5.06
June 1, 2010                          4       1,968,694.83             0.50
July 1, 2010                         11       3,297,778.23             0.83
August 1, 2010                      409     124,997,619.24            31.43
September 1, 2010                   322      99,820,011.59            25.10
July 1, 2012                          1       1,036,000.00             0.26
August 1, 2012                       49      20,872,627.35             5.25
September 1, 2012                    34      10,557,616.37             2.65
August 1, 2015                      109      58,873,124.87            14.80
September 1, 2015                    70      32,672,787.50             8.22
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Aggregate Group Mortgage Loans is expected to be approximately 72 months.


            Remaining Terms of the Aggregate Group Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Remaining Term                Mortgage     Balance as of     Pool Principal
(Months)                        Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
341 - 360                         1,138    $397,714,906.47           100.00%
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Aggregate Group Mortgage Loans is expected to be approximately 358 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Banc of America Funding Corporation
Banc of America Securities               Mortgage Pass-Through Certificates,
                          [LOGO](TM)                Series 2005-H
                                             $379,816,000 (approximate)
--------------------------------------------------------------------------------


     Credit Scoring of Mortgagors of the Aggregate Group Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
    Credit Scores               Loans       Cut-off Date        Balance
--------------------------------------------------------------------------------
801 - 850                            39     $12,202,440.16             3.07%
751 - 800                           385     140,961,045.38            35.44
701 - 750                           485     158,536,940.07            39.86
651 - 700                           211      75,382,624.73            18.95
601 - 650                            15       8,121,036.13             2.04
551 - 600                             1         985,000.00             0.25
Not Scored                            2       1,525,820.00             0.38
--------------------------------------------------------------------------------
Total:                            1,138    $397,714,906.47           100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------